                                                                    Exhibit 10.7


                               LEASE SUMMARY PAGE



DATE:                      March 14, 1997

TENANT:                    Western Insulated Glass, Co.
                           5621 South 25th Street
                           Phoenix, Arizona  85040-3698

LANDLORD:                  Benny J. Ellis
                           Linda M. Ellis
                           637 East Leah Lane
                           Gilbert, Arizona  85234-2421

PREMISES:                  Building Address:   5621 South 25th Street
                                                      Phoenix, Arizona

TERM:                      Period:  Five (5) years
                           Commencement Date:  March 14, 1997
                           Ending Date:  March 13, 2002

RENT:                      Base Monthly Rent:  $16,000.00



LANDLORD:                          TENANT:




                                   WESTERN INSULATED GLASS CO.


/s/ Benny Ellis                    By: /s/ Benny Ellis
----------------------------           ---------------------------------
Benny J. Ellis                              Benny J. Ellis, President

Date: 031497                       Date: 031497
      ----------------------             -------------------------------


/s/ Linda Ellis                    /s/ Frank J. Amedia, CEO
----------------------------
Linda M. Ellis

Date: 031497
      ----------------------

                                 LEASE AGREEMENT




         THIS LEASE AGREEMENT (the "Lease"), made this l4th day of March, 1997, by and among BENNY J. ELLIS and LINDA M. ELLIS, husband and wife, 637 East Leah Lane, Gilbert Arizona 85234-2421 (hereinafter referred to collectively as the "Landlord") and WESTERN INSULATED GLASS, CO., 5621 South 25th Street, Phoenix, Arizona 85040-3698 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:

         The parties hereto, in consideration of the mutual covenants, agreements and premises hereinafter stated and intending to be legally bound, hereby agree as follows:

         1. THE LEASED PREMISES: The Landlord does agree to let and demise to the Tenant, and Tenant does agree to take and hereby does take from the Landlord the following described premises together with all fixtures and improvement thereon, to wit:

            Lots 6 and 7, SOUTHERN GARDENS INDUSTRIAL PARK-PHASE II, as recorded in Book 122 of Maps 53 in records of Maricopa County, Arizona (the "Lots and Improvements")

and the following described parcel, to wit:

            Lot 8, SOUTHERN GARDENS INDUSTRIAL PARK-PHASE II, as recorded in Book 122 of Maps 53 in records of Maricopa County, Arizona (the "Lot")

The Lots and Improvements and the Lot shall hereinafter be referred to in the collective as "the Premises", and has the commonly known address of:

            5621 South 25th Street
            Phoenix, Arizona 85040-3698

         2. TERM: The initial term of this Lease shall be for a period of five
(5) years commencing on the date of this Agreement (the "Initial Term"). Upon commencement of this Lease, the 1994 Lease shall terminate pursuant to paragraph 33 of this Lease.

         3. RENEWAL TERMS: Tenant shall have the right to extend the Initial Term of this Lease for two (2) periods of five (5) years each. For the purposes of this paragraph 3, the first five (5) year term shall be referred to as the "First Renewal Term" and the second five (5) year terms shall be referred to as the "Second Renewal Term." Each Renewal Term shall be upon the same terms and conditions of this Lease (except as to Base Rent, as hereinafter defined); provided written notice of Tenant's election to extend is given to Landlord at least ninety (90) days prior to the expiration of the then existing term. Upon the exercise of any such
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option, all terms and conditions contained in this Lease shall be applicable to each Renewal Term to the same extent as they apply to the Initial Term.

         4. BASE RENT: During the term of this Lease, the Tenant shall pay to Landlord as the base monthly rent (hereinafter the "Base Rent" or "Base Monthly Rent") for the herein demised Premises the sum of $16,000. In addition to the Base Monthly Rent, Tenant shall also pay to Landlord any assessment or tax (other than net income tax), including real property taxes and general and special assessments ("real property taxes"), and any other tax or assessment, including but not limited to the so-called "rental tax", levied and assessed against the Premises, other improvements, and land of which the Premises are a part, levied by any Federal, State or local authority upon the rental or the receipt thereof. Rent is due and payable on or before the fifteenth (15th) day of each month. Any Rent not paid by the twenty-fifth (25th) day of the month shall be in cash or certified funds and shall bear a late charge equal to five percent (5%) of the gross monthly rent. In addition to such late charge, such unpaid amounts shall bear interest at twelve percent (12%) per annum from the date due to the date of payment.

         5. RENEWAL TERM RENT: Base Monthly Rent for the Renewal Terms shall be calculated as follows:

                                                     BMR X CCPI
                                                     ----------
                                    FRTR    =        BCPI


                                                     FRTR X CCPI
                                                     -----------
                                    SRTR    =        BCPI


         where:   FRTR = First Renewal Term Rent
                  SRTR = Second Renewal Term Rent
                  BMR = Base Monthly Rent
                  CCPI = Current Year CPI
                  BCPI = Base Year CPI

         "CPI" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (CPI-U) for the Phoenix, Arizona Area, All Items (1982=100).

         "Base Year CPI" shall mean the CPI during the month in which this Lease commenced, or if no CPI is published for that month, the first month prior thereto in which the CPI was published.

         "Current Year CPI" shall mean the CPI during the month in which the Renewal Term commences. In the event that the CPI during the month in which the Renewal Term commences is not available at the commencement of the Renewal Term, the most current CPI for the month shall be used. At such time as the CPI for the month in which the Renewal Term commences is available, the Renewal Term Rent shall be recomputed, and any positive difference shall be


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paid by Tenant to Landlord within thirty (30) days after the final computation of the Renewal Term Rent and any negative difference credited by Landlord to future payments of Renewal Term Rent to become due from Tenant during the Renewal Term.

         If the Bureau of Labor Statistics shall change its base period and/or the index number for the base period, the old index number shall be converted into the new index number for purposes of this Lease. If the CPI is discontinued, comparable statistics on the purchasing power of the consumer dollar, as published by the U.S. Government, or in the absence thereof, by a responsible financial periodical of recognized authority selected by Landlord shall be used.

         All rental and other payments shall be paid to Landlord at 637 East Leah Lane, Gilbert, Arizona 85234-2421, or at such other place as may from time to time be designated by Landlord in writing at least ten (10) days prior to the next ensuing payment date.

         6. RIGHT OF FIRST REFUSAL: In the event Landlord solicits or receives any one offer or offers to sell the Premises (the "Third Party Offer") at any time during the Initial Term or the Renewal Terms, Tenant shall have a right of first refusal with respect to each such offer. Upon receipt of an offer to sell, Landlord shall provide Tenant with written notice of the terms and conditions of such offer within three (3) business days of receipt. Tenant shall have thirty
(30) calendar days from the date of receipt within which to accept or reject such offer, on the same terms as the Third Party Offer.

         7. REPRESENTATIONS OF TENANT: Tenant represents, covenants and warrants to Landlord that Tenant is a duly organized, validly existing corporation in good standing under the laws of the State of Arizona, that it will operate the business located on the Premises, that it is authorized to transact business in the State of Arizona, and that it is fully authorized to enter into and execute this Lease and perform the obligations hereunder.

         8. COMPLIANCE WITH LAW: Tenant shall procure all necessary permits, certificates, licenses, and other authorizations required by the laws of the State of Arizona, Maricopa County, or the ordinances of the City of Phoenix relating to the Tenant's business and the Tenant's use and occupancy of the Premises, and shall at all times and at Tenant's own expense perform and fully satisfy all laws, statutes, regulations and ordinances of the United States, State of Arizona, County of Maricopa, City of Phoenix, or any other agency or governing body which may relate to or affect the occupancy of the Premises by the Tenant including, but not limited to, all applicable environmental and health laws.

         9. HOLDING OVER: If Tenant should hold over after the term of this Lease, Tenant shall become a Tenant on a month-to-month basis at a rental rate in an amount equal to 110% of the last Base Monthly Rental, plus all other charges payable hereunder, provided, however, no such hold over tenancy shall continue for a period greater than three (3) months. Said sum(s) shall be payable in advance on the fifteenth (15th) day of each month upon all of the terms, covenants and conditions herein specified.

         10. OCCUPANCY: Tenant shall use the Premises for the manufacturing and sale of aluminum and glass products; provided, however, that no part of the Premises shall be


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occupied or used by any person(s) for any purpose, or in any manner as shall be contrary to law or as to create a nuisance or as to commit waste of the Premises, and Tenant shall, allowing for reasonable wear and tear, at all times keep the entire Premises, including all improvements, clean and in good order and repair. Tenant shall store all goods, materials and merchandise incidental to the business in a safe manner. Tenant agrees that the Premises shall be Leased in an "as-is" and "as-shown" condition, with no representation or warranty of any type or nature being made by Landlord. Tenant agrees that it is leasing the Premises solely upon the basis of its investigation and not on the basis of any representation or warranty, express or implied, written or oral, made by Landlord or his agents or employees. Without limiting the generality of the foregoing, Landlord makes no warranty as to the sufficiency of the Premises for Tenant's purposes or the square footage contained within, except as expressly set forth elsewhere in this Lease.

         11. UTILITIES AND TAXES: In addition to all base rent paid hereunder,

             (A) Tenant shall be responsible for and shall pay all costs of utilities, when due and before delinquent, charged against said Premises by reason of the Tenant's use thereof, including but not limited to water, gas, electricity, telephone, waste control or other services.

             (B) Tenant shall pay, prior to delinquency, all taxes assessed and/or levied upon trade fixtures, furnishings, equipment and all other personal property owned by or leased to Tenant and contained in the Premises. Tenant shall also pay, prior to delinquency, any license fee and/or commercial rental tax imposed on the Premises or the income derived therefrom by any authority having the direct or indirect power to tax any legal or equitable interest in the property. Tenant shall provide Landlord with satisfactory evidence of payment. If Tenant should fail to make any tax payments prior to such payments becoming delinquent, Tenant shall be responsible for the payment of any penalties thereby incurred.

             (C) Landlord shall be responsible for paying all real property taxes and general and special assessments ("real property taxes") levied and assessed against the Premises, other improvements, and land of which the Premises are a part. Landlord, in conjunction with and at the cost of the Tenant, will seek a reduction in the assessed valuation of the Premises or contest any real property taxes as deemed necessary.

         12. REPAIRS AND MAINTENANCE:

             (A) Landlord's Maintenance Obligation: Landlord shall repair and maintain the structural portions of the Premises, including the basic plumbing, electrical systems, parking lot, and roof. Except as provided in Paragraph 18 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein.


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
             (B) Tenant's Obligation:

                 (1) Tenant shall be responsible for all janitorial services on the leased Premises.

                 (2) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good condition, sanitary order, and repair, and takes possession of the Premises subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby. Tenant acknowledges that Landlord has made no representations or warranties as to the operating condition of the Premises. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the control of Tenant and ordinary wear and tear excepted.

                 (3) If Tenant fails to perform Tenant's obligations under this Paragraph 11(B), Landlord may at Landlord's option enter upon the Premises after forty-eight (48) hours prior notice to Tenant and put the same in good order, condition and repair and the cost thereof together with interest thereon at the rate of 12% per annum shall be due and payable as additional rent to Landlord together with Tenant's next rent installment.

                 (4) On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment, which repair shall include the patching and filling of holes and repair of structural damage.

         13. SIGNS, ALTERATIONS, REPAIRS AND IMPROVEMENTS:

             (A) Tenant may, at its own expense, erect signs upon said Premises or make alterations, additions or improvements in or to the Premises; provided, however, that the signs on the exterior of the building or any alterations, additions or improvements shall be subject to any and all governmental rules, codes, regulations or deed restrictions pertaining to the Premises; and, provided further, that before any additions, alterations or improvements are made or before any sign is placed upon the Premises, the prior written consent of the Landlord shall be had and obtained; and, provided further, that except for the addition and/or improvement described in paragraph 12.(B) hereof, any of said alterations, additions or improvements to said Premises shall at once become a part of the realty demised herein and be surrendered to Landlord at the expiration of the Lease except movable signs and movable fixtures.

             (B) The parties hereto acknowledge and understand, prior to the commencement of this Lease, the Tenant installed and owns that certain crane currently affixed to the Premises (the "crane"). Upon the expiration of this Lease for any reason or upon the sale of the Premises, the Tenant and/or purchaser will have the right to remove the crane from the Premises or purchase the crane from the Tenant; provided however, that if the purchaser and/or Tenant elects not to purchase the crane, then the Landlord shall have the right to purchase the


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
crane at its then fair market value as determined by an appraiser selected by the Tenant.

         14. ENTRY ON PREMISE BY LANDLORD: Tenant will permit Landlord and/or its representative(s) to enter the Premises at all reasonable times, upon 48 hours prior notice, for the purpose of inspecting the same and for the purpose(s) set forth in Paragraph 12 hereof.

         15. LIENS: Tenant is not required to make any improvements on the Premises and is not permitted to change or alter the premises without Landlord's prior written consent; however, if Tenant does so with Landlord's prior written consent, it will have no authority as agent or otherwise to bind the Landlord or to subject the Landlord's interest in the Premises to any claims for materialmen's or mechanic's liens or otherwise. Tenant covenants and agrees that it will not, during the term of the Lease, suffer or permit any lien to be attached to or upon the Premises. The Tenant hereby expressly agrees to save an hold harmless the Landlord from or against any such lien or claim of lien.

         16. ASSIGNMENT AND SUBLETTING: Without the previous written consent of Landlord, neither the Tenant nor the Tenant's legal representative(s) or successor(s) in interest shall assign or mortgage this Lease or sublet the whole or any part of the Premises. Any consent by the Landlord to any act of assignment or subletting shall be held to apply only to the specific transaction thereby authorized. Such consent shall not be construed as a waiver of the duty of the Tenant to obtain from the Landlord the Landlord's consent to any other subsequent assignment or subletting, or as modifying or limiting the rights of the Landlord under the foregoing covenant of the Tenant not to assign or sublet without such consent. The written consent of Landlord to any assignment or subletting of the whole or any part of the Premises shall not release Tenant from any of the terms, conditions or obligations of this Lease. Landlord shall not unreasonably withhold consent to the assignment of the Lease or the subletting of the whole or any part of the Premises. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease, in whole or in part, to an affiliate of Tenant and/or in connection with a statutory merger or the sale of all or substantially all of the stock or assets of Tenant and/or in connection with the sale of the group(s), division(s) or section(s) of Tenant occupying the Leased Premises; provided, however, any successor of Tenant shall assume in writing, by instrument reasonably satisfactory to Landlord all of Tenant's obligations contained in this Lease.

         17. TRANSFER OF LANDLORD'S INTEREST: Landlord may, at its option, transfer title to the Premises or assign its interest in the Lease, subject to Tenant's interest under this Lease. Upon the closing of such transfer or assignment, any and all security or damage deposits shall be turned over to transferee or assignee, and Landlord shall be discharged from all its obligations arising under this Lease.

         18. TENANT'S DEFAULT; LANDLORD'S RIGHTS:

             The occurrence of any one or more of the following events shall constitute an event of default and breach of this Lease:

             (A) If Tenant be in default in the performance of any covenant of this Lease (other than the covenants for the payment of rentals) and if such default is not cured within thirty


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(30) days after written notice thereof is given by the Landlord; or, if such default shall be of such a nature that it cannot be cured completely within such thirty (30) day period, if the Tenant shall not have promptly commenced within such thirty (30) day period or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default; or

             (B) If the Tenant abandons or vacates the Premises. The terms "vacate" and "abandon" shall be deemed to include, without limitation, the broadest meaning of those terms, the failure of Tenant to be open for business in the Premises for a period of ten (10) consecutive business days, unless such failure is excused or permitted under the express agreement of the Landlord; or

             (C) If this Lease shall be assigned or the Premises sublet other than in accordance with the terms of this Lease; or

             (D) If Tenant shall be in default in the payment of any rent or other payment provided for herein and such default is not cured within ten (10) days after its due date; or

             (E) If Tenant shall be in default under that certain Unsecured Promissory Note in the original principal amount of $225,000.00 of even date with this Lease executed by Forte Computer Easy, Inc., a Utah corporation, in favor of Benny J. Ellis; or

             (F) If Tenant breaches any of its representations, covenants, and warranties contained in this Lease and such breach would have a material adverse effect on Tenant's ability to perform its obligations under this Lease; or

             (G) If Tenant makes a general assignment for the benefit of creditors; or

             (H) If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five
(45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of a business entity, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days; or

             (I) If, in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or of Tenant's property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or of Tenant's property.

             The Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any or all other rights or remedies of Landlord hereunder and by the law provided, Landlord shall have, at his option and without further notice or demand of any kind to Tenant or any other person:


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             (1) The right to declare the term hereof ended and to re-enter and take possession of the Premises and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder, or

             (2) The right, without declaring this Lease ended, to re-enter the Premises and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such rent as Landlord may deem proper and to collect said rent and any other rent that may thereafter become payable and apply the same toward the amount due or thereafter to become due from Tenant and on account of such expenses of such subletting and other damages sustained by Landlord; and should such rental be less than that herein agreed to be paid by Tenant, Tenant agrees to pay such deficiencies to Landlord in advance on the fifteenth (15th) day of each month and to pay the Landlord forthwith upon any such reletting the costs and expenses the Landlord may incur by reason thereof, and should such rental be more than that herein agreed to be paid by Tenant, Landlord shall hold said sums interest-free to be applied to future damages.

         In the event of Tenant's default and Landlord's retaking of possession of the Premises, whether this Lease is terminated by Landlord or not, Tenant agrees to pay to Landlord as an additional item of damages the cost of repairs, alterations, leasing commissions and Landlord's other expenses incurred in reletting the Premises to a new tenant.

Nothing in this paragraph shall be deemed to require the Landlord to give the Tenant any notice, other than such notice as may be required by any controlling law or statute of the State of Arizona, prior to the commencement of an unlawful detainer action for nonpayment of rent, it being intended hereby that a five (5) day notice, as such, is only for the purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate.

         19. DEFAULT BY LANDLORD: In the event Landlord shall neglect or fail to perform or observe any of the covenants, provisions or conditions contained in this Lease on his part to be performed or observed and such neglect or failure shall continue for thirty (30) days after written notice of default (or in cases where more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after notice), then and in that event Landlord shall be responsible to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach; further, after such notice Tenant shall have the right to cure any such default at Landlord's expense, including in such expenditure all costs incurred to cure such default or breach of Lease.

         20. INDEMNITY: Tenant shall indemnify and hold harmless Landlord against any expense (including Landlord's reasonable attorneys' fees), loss or liability paid, suffered or incurred by Landlord as the result of any breach by the Tenant, Tenant's agents, servants, employees, visitors, patrons, or licensees, or any covenant or condition of this Lease, or as the result of Tenant's use or occupancy of the Premises, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, employees, visitors, patrons or licensees. The Tenant's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, servant, employee, visitor, patron or licensee of Tenant.


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
         Landlord shall indemnify and hold harmless Tenant against any expense (including Tenant's reasonable attorneys' fees), loss or liability paid, suffered or incurred by Tenant as the result of any breach by the Landlord, Landlord's agents, servants, employees, visitors, patrons, or licensees, or any covenant or condition of this Lease, or as the result of Landlord's use or occupancy of the Premises, or the carelessness, negligence or improper conduct of the Landlord, Landlord's agents, employees, visitors, patrons or licensees. The Landlord's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, servant, employee, visitor, patron or licensee of Landlord.

         21. ATTORNEY'S FEES: In the event that it becomes necessary for either party to employ an attorney to enforce the terms of this Lease, or protect the rights of either party hereunder and such party is successful in connection therewith, the other party agrees to pay to such party reasonable attorney's fees and costs incurred thereby.

         22. DESTRUCTION: If the Premises shall, without fault of Tenant, be destroyed or be so damaged as to become wholly or partially untenantable by fire or other casualty, then if the Landlord shall, by writing delivered to Tenant within forty-five (45) days after such damage or destruction, elect to rebuild or repair the damaged portion of the Premises, this Lease shall remain in force and Landlord shall rebuild or repair the Premises within a reasonable time after such option, putting the Premises in as good condition as they were prior to the time of destruction or damage, and for that purpose Landlord may enter said Premises; provided, however, that during the time of the rebuilding or repairing, there shall be an abatement of rent as to that portion of the Premises rendered untenantable. If Landlord does not elect as aforesaid to rebuild or repair, the Landlord shall have possession of the Premises hereby let, and Tenant shall deliver and surrender to Landlord such possession, and this Lease shall become void and the term hereby created shall end; and on such delivery and surrender being made, or on the recovery of said Premises by Landlord, the obligation to pay rent shall cease, but until such delivery and surrender or recovery, the obligation to pay rent shall not cease. If Landlord is unable to collect the insurance proceeds applicable to such damage because of some action or inaction on the part of Tenant, its employees, licensees or invitees, then the cost of repairing such damage shall be paid by Tenant.

         23. EMINENT DOMAIN: In the event that the Premises shall be lawfully and totally condemned or taken for any public use, either Landlord or Tenant may terminate this Lease upon sixty (60) days written notice to the other. In the event of a partial taking or condemnation which is not substantial enough to destroy the usefulness of the Premises for the purposes for which it was leased, this Lease shall continue in full force and effect, except that effective as of the date of the actual taking, the rent shall be reduced by that amount representing the part of the rent applicable to the portion taken. Landlord shall be entitled to receive the entire award in any condemnation, and Tenant shall receive no part of this award.

         24. QUIET ENJOYMENT: If and so long as the Tenant pays the rent reserved by this Lease, and performs and observes all of the covenants and provisions hereof, the Tenant shall quietly enjoy the use of the Premises; provided, however, that the Landlord reserves the right during the term of this Lease to enter the Premises at a reasonable hour for the purpose


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of inspecting the Premises, and for the purpose of making such repairs as
Landlord may deem necessary for the protection and preservation of the Premises.

         25. SUBORDINATION: This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or Landlord. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

         26. SUCCESSORS: It is understood that the terms and conditions of this Lease shall inure to the benefit of the heirs, personal representatives, successors and assigns of the parties hereto.

         27. INSURANCE: Tenant shall, at its own expense, procure and maintain policies of (a) liability insurance on the Premises specifically insuring both the Tenant and Landlord against such liability in a sum not less than One Million Dollars ($1,000,000) bodily injury and Two Hundred Fifty Thousand Dollars ($250,000) property damage, and the Tenant shall furnish the Landlord with a copy of said policy. The Landlord shall carry adequate insurance against loss or damage to both realty and personally owned by the Landlord from windstorm, fire and other risks usually covered under an extended coverage fire insurance policy. Tenant agrees not to suffer anything to be done or remain upon or about the Premises which will invalidate any policy of insurance upon the Premises. Each insurance policy required hereunder shall by its terms provide that it shall not be modified without prior written consent of Landlord and shall not be canceled unless thirty (30) days notice thereof is given by the insurer to Landlord.

         28. INSOLVENCY OR BANKRUPTCY: In the event of bankruptcy, insolvency or receivership of the Tenant and such proceeding not be dismissed within forty-five (45) days thereafter, then this Lease may, at the Landlord's option, terminate and any interest in and to the Premises shall not become an asset in any of such proceedings.

         29. REPRESENTATIONS: This Lease contains the entire agreement between the parties and shall not be modified in whole or in part unless by an amendment signed by both parties. No other representations, expressed or implied, are made except as contained herein.

         30. NOTICES: All notices to be given under this Lease shall be in writing, mailed by certified mail return receipt requested, postage prepaid, or delivered to the other party at the address

                  Landlord:    Benny J. Ellis
                               637 East Leah Lane
                               Gilbert, Arizona 85234-2421
                               Facsimile: ________________


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
                  Tenant:      Western Insulated Glass, Co.
                               5621 South 25th Street
                               Phoenix, Arizona 85040-3698
                               Facsimile: (602) 243-3119

         31. TIME IS OF THE ESSENCE: Time is of the essence as to each and every term contained herein.

         32. NO WAIVER: The failure of the Landlord or Tenant to insist in any one or more instances upon the strict performance of any of the terms of this Lease shall not be construed as a waiver of the term, but the same shall continue in full force and effect. No waiver by the Landlord or Tenant shall be deemed to have been made unless expressed in writing and signed by the Landlord or Tenant, as the case may be.

         33. TERMINATION OF PREVIOUS LEASE: Upon commencement of the Initial Term of this Lease, the 1994 Lease shall terminate and shall be null and void, and the parties hereto shall be released from all rights, remedies, liabilities and obligations under the 1994 Lease.

         34. LIMITATIONS: Not withstanding any contrary provision contained in the Lease, the liability of Landlord to Tenant for the breach of any covenant, obligation or duty of Landlord contained in or arising from this Lease shall be limited solely to Landlord's interest in the Premises and shall not be enforceable against any other assets of Landlord.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.



                                             WESTERN INSULATED GLASS, CO.,
                                             an Arizona corporation
                                             "Tenant"


/s/ Benny Ellis                              By: /s/ Benny Ellis
---------------------------------                -------------------------------
BENNY J. ELLIS                                       Benny J. Ellis, President
"Landlord"



/s/ Linda Ellis                              /s/ Frank J. Amedia, CEO
---------------------------------
LINDA M. ELLIS
"Landlord"


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